Exhibit 99.1

Zeta Global Honors Co-founder and Visionary Board Member,
John Sculley, on His Retirement

Former Apple CEO played a pivotal role in Zeta’s 17-year evolution; becomes Vice Chairman Emeritus

NEW YORK—June 9, 2025— Zeta Global (NYSE: ZETA), the AI marketing cloud, today announced the retirement of John Sculley, Co-founder, Vice Chairman, and Board member, effective immediately. Mr. Sculley’s retirement marks the culmination of a remarkable 17-year journey, helping shape Zeta into one of the most innovative companies at the intersection of marketing and technology. Mr. Sculley shared his decision to retire at the Board meeting following today’s annual meeting of stockholders.

While Mr. Sculley is stepping down from the Board, he will remain a respected member of the Zeta community as Vice Chairman Emeritus, where he will continue to be a trusted advisor to David A. Steinberg and the company’s leadership team.

“Helping launch and shape Zeta over the past 17 years alongside David Steinberg has been a thrill and one of the greatest honors of my career,” said John Sculley. “What began as a bold idea has grown into a company with global reach, real impact, and big ambitions. I’m proud of the foundation we’ve built and confident in where the Zeta team is headed next. As Vice Chairman Emeritus, I look forward to staying connected and cheering them on.”

“John has been more than a co-founder and board member – he’s been a true partner and a source of enduring inspiration,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta Global. “His belief in thinking bigger, along with his pattern recognition and principled leadership, have helped shape Zeta from day one. We’re deeply grateful for his contributions and proud to have him remain part of the Zeta family as Vice Chairman Emeritus.”

Zeta has not announced any plans to replace Mr. Sculley’s position on its Board of Directors.

To see a full list of Zeta’s Board of Directors, visit: https://investors.zetaglobal.com/governance/board-of-directors/default.aspx

About Zeta Global

Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire,

grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements
This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “believe,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intend,” “may,” “outlook,” “plan,” “projects,” “should,” “suggests,” “targets,” “will,” “would” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts

Investor Relations
Matt Pfau
ir@zetaglobal.com

Press
Candace Dean

press@zetaglobal.com